AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of September 18, 2024: Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF 0.50% October 2, 2009 December 21, 2023 November 9, 2010 Global X MSCI Argentina ETF 0.59% December 5, 2008 December 21, 2023 March 2, 2011 Global X MSCI Colombia ETF 0.61% December 5, 2008 December 21, 2023 February 5, 2009 Global X MSCI China Consumer Discretionary ETF 0.65% October 2, 2009 December 21, 2023 November 30, 2009 Global X Copper Miners ETF 0.65% March 26, 2010 December 21, 2023 April 19, 2010 Global X Silver Miners ETF 0.65% March 26, 2010 December 21, 2023 April 19, 2010 Global X Lithium & Battery Tech ETF 0.75% June 4, 2010 December 21, 2023 July 22, 2010 Global X Uranium ETF 0.69% June 4, 2010 December 21, 2023 November 4, 2010 Global X Gold Explorers ETF 0.65% August 27, 2010 December 21, 2023 November 3, 2010 Global X FTSE Southeast Asia ETF 0.65% November 17, 2010 December 21, 2023 February 16, 2011 Global X SuperDividend® ETF 0.58% February 25, 2011 December 21, 2023 June 8, 2011 Global X MLP ETF 0.45% May 11, 2011 December 21, 2023 April 18, 2012 Global X MSCI Greece ETF 0.55%* August 19, 2011 December 21, 2023 December 7, 2011 Global X Disruptive Materials ETF 0.59% August 19, 2011 December 21, 2023 January 24, 2022 Global X Social Media ETF 0.65% August 19, 2011 December 21, 2023 November 14, 2011 Global X SuperIncome™ Preferred ETF 0.48% February 24, 2012 December 21, 2023 July 16, 2012 Global X SuperDividend® REIT ETF 0.58% February 24, 2012 December 21, 2023 March 16, 2015 Global X Guru® Index ETF 0.75% May 25, 2012 December 21, 2023 June 4, 2012 Global X SuperDividend® U.S. ETF 0.45% November 16, 2012 December 21, 2023 March 11, 2013 Global X MLP & Energy Infrastructure ETF 0.45% February 22, 2013 December 21, 2023 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF 0.65% November 14, 2014 December 21, 2023 March 16, 2015 Global X Renewable Energy Producers ETF 0.65% April 21, 2015 December 21, 2023 May 27, 2015 Global X S&P 500® Catholic Values ETF 0.29% May 29, 2015 December 21, 2023 April 18, 2016 Global X Internet of Things ETF 0.68% November 13, 2015 December 21, 2023 September 12, 2016 Global X FinTech ETF 0.68% November 13, 2015 December 21, 2023 September 12, 2016 Global X Conscious Companies ETF 0.43% November 13, 2015 December 21, 2023 July 11, 2016 Global X Robotics & Artificial Intelligence ETF 0.68% February 26, 2016 December 21, 2023 September 12, 2016 Global X Aging Population ETF 0.50% February 26, 2016 December 21, 2023 May 9, 2016 Global X Millennial Consumer ETF 0.50% February 26, 2016 December 21, 2023 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF 0.55% September 9, 2016 December 21, 2023 November 14, 2016 Global X U.S. Infrastructure Development ETF 0.47% February 24, 2017 December 21, 2023 March 6, 2017 Global X Artificial Intelligence & Technology ETF 0.68% February 23, 2018 December 21, 2023 May 11, 2018 Global X Autonomous & Electric Vehicles ETF 0.68% February 23, 2018 December 21, 2023 April 13, 2018 Global X S&P 500® Quality Dividend ETF 0.20% May 23, 2018 December 21, 2023 July 13, 2018 Global X E-commerce ETF 0.50% May 23, 2018 December 21, 2023 November 27, 2018

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Genomics & Biotechnology ETF 0.50% May 23, 2018 December 21, 2023 April 5, 2019 Global X Adaptive U.S. Factor ETF 0.27% May 23, 2018 December 21, 2023 August 24, 2018 Global X DAX Germany ETF 0.20% September 13, 2018 December 21, 2023 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.60% September 13, 2018 December 21, 2023 December 24, 2018 Global X S&P 500® Covered Call ETF 0.60% September 13, 2018 December 21, 2023 December 24, 2018 Global X Cloud Computing ETF 0.68% November 13, 2018 December 21, 2023 April 12, 2019 Global X Cybersecurity ETF 0.50% June 13, 2019 December 21, 2023 October 25, 2019 Global X Video Games & Esports ETF 0.50% June 13, 2019 December 21, 2023 October 25, 2019 Global X S&P Catholic Values Developed ex-U.S. ETF 0.35% February 18, 2020 December 21, 2023 June 22, 2020 Global X Telemedicine & Digital Health ETF 0.68% May 29, 2020 December 21, 2023 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF 0.25% May 29, 2020 December 21, 2023 Global X S&P 500 Covered Call & Growth ETF 0.35% May 29, 2020 December 21, 2023 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF 0.35% May 29, 2020 December 21, 2023 September 18, 2020 Global X CleanTech ETF 0.50% May 29, 2020 December 21, 2023 October 27, 2020 Global X Data Center & Digital Infrastructure ETF 0.50% July 30, 2020 December 21, 2023 October 27, 2020 Global X Clean Water ETF 0.50% February 26, 2021 December 21, 2023 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF 0.60% May 21, 2021 December 21, 2023 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Tail Risk ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Risk Managed Income ETF 0.60% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Collar 95-110 ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X Blockchain ETF 0.50% May 21, 2021 December 21, 2023 July 12, 2021 Global X AgTech & Food Innovation ETF 0.50% May 21, 2021 December 21, 2023 July 12, 2021 Global X Hydrogen ETF 0.50% May 21, 2021 December 21, 2023 July 12, 2021 Global X Solar ETF 0.50% May 21, 2021 December 21, 2023 September 8, 2021 Global X Wind Energy ETF 0.50% May 21, 2021 December 21, 2023 September 8, 2021 Global X MSCI Vietnam ETF 0.50% August 4, 2021 December 21, 2023 December 7, 2021 Global X Financials Covered Call & Growth ETF 0.60% November 12, 2021 December 21, 2023 November 21, 2022 Global X Information Technology Covered Call & Growth ETF 0.60% November 12, 2021 December 21, 2023 November 21, 2022 Global X Health Care Covered Call & Growth ETF 0.60% November 12, 2021 December 21, 2023 November 21, 2022 Global X Dow 30® Covered Call ETF 0.60% November 12, 2021 December 21, 2023 February 23, 2022 Global X S&P 500 ESG Covered Call ETF 0.60% November 11, 2022 December 21, 2023 February 21, 2023 Global X Nasdaq 100 ESG Covered Call ETF 0.60% November 11, 2022 December 21, 2023 February 21, 2023 Global X MSCI Emerging Markets Covered Call ETF 0.60% November 11, 2022 December 21, 2023 November 7, 2023

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X PropTech ETF 0.50% November 11, 2022 December 21, 2023 April 11, 2023 Global X U.S. Cash Flow Kings 100 ETF 0.25% February 24, 2023 December 21, 2023 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF 0.35% May 19, 2023 December 21, 2023 July 25, 2023 Global X 1-3 Month T-Bill ETF 0.07% May 19, 2023 December 21, 2023 June 21, 2023 Global X Defense Tech ETF 0.50% May 19, 2023 December 21, 2023 September 11, 2023 Global X Infrastructure Development ex-U.S. ETF 0.55% March 7, 2024 August 28, 2024 Global X Russell 2000 ETF 0.08% March 7, 2024 June 4, 2024 Global X Short-Term Treasury Ladder ETF 0.12% May 21, 2024 Global X Intermediate-Term Treasury Ladder ETF 0.12% May 21, 2024 Global X Long-Term Treasury Ladder ETF 0.12% May 21, 2024 Global X U.S. Electrification ETF 0.50% September 18, 2024 * Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset- based custody fees will be borne by the respective fund. [SIGNATURES TO FOLLOW]

GLOBAL X FUNDS By: Jasmin Ali Title: Secretary GLOBAL X MANAGEMENT COMPANY LLC By: Jasmin Ali Title: General Counsel